UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 10, 2026 (July 2, 2026)

Picard Medical, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-42801	86-3212894
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1992 E Silverlake Tucson AZ, 85713
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (520) 545-1234

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PMI	The NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This amendment to Current Report on Form 8-K/A (the “Amended Form 8-K”) is being filed by Picard Medical, Inc. (the "Company") solely to amend Item 9.01 of the Form 8-K filed on July 2, 2026 (“the Original Form 8-K”), in order to replace the press release that was furnished as Exhibit 99.1 to the Original Form 8-K (the “Original Press Release”) with a corrected press release. Such corrected press release is furnished as Exhibit 99.1 to this Amended Form 8-K, which replaces the Exhibit 99.1 filed with the Original Form 8-K in its entirety. No other changes were made to the Original Form 8-K other than to replace Exhibit 99.1. All other Items of the Original Form 8-K are unaffected by this Amended Form 8-K and such Items have not been included herein.

Item 8.01. Other Events.

On July 2, 2026, the Company filed the Original Form 8-K to announce the availability of a pre-recorded presentation in advance of the Company's 2026 Annual Meeting of Stockholders, scheduled for July 17, 2026. In connection with that event, the Company furnished a press release as Exhibit 99.1. The Company is furnishing herewith a corrected version of the press release as Exhibit 99.1 to this Amendment.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99.1	Press Release, dated July 2, 2026, as corrected.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Picard Medical Inc.

By:	/s/ Georgina Smith
Name:	Georgina Smith
Title:	Chief Accounting Officer

Dated: July 10, 2026

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